                                       EXHIBIT

                                      10.2.15.1

                                HYUNDAI MOTOR AMERICA
                          DEALER SALES AND SERVICE AGREEMENT

    This is an Agreement between HYUNDAI MOTOR AMERICA (HMA), a California
corporation, and FAIR HYUNDAI PARTNERSHIP (DEALER), a(n)_____ individual,   X
partnership, _____ corporation, duly incorporated in the state of CONNECTICUT, and doing business as FAIR HYUNDAI.
                                     INTRODUCTION

    HMA sells Hyundai Products which are manufactured or approved by Hyundai Motor Company (FACTORY). HMA has established a network of authorized Hyundai Dealers, operating at approved locations and according to Hyundai standards, to sell and service Hyundai Products. HMA has selected its Dealers based on their experience and commitment that they will sell and service Hyundai Products in a manner which promotes and maintains Customer confidence and satisfaction, and increases product acceptance and awareness.

    DEALER represents that its Owner(s) and General Manager identified herein have the skill, experience, capital and facilities to ensure that DEALER operates a first-class dealership. HMA enters into this Agreement upon DEALER's assurances of the continued personal services of said Owner(s) and General Manager. The purpose of this Agreement is to memorialize such assurances, to appoint DEALER as an authorized Hyundai Dealer, to provide for the effective representation of Hyundai Products and to set forth the rights and obligations of HMA and DEALER hereunder.

    Accordingly, the parties agree as follows:

1.  APPOINTMENT OF DEALER

    Subject to the terms of this Agreement, HMA hereby grants DEALER the non-exclusive right:

         To buy the Hyundai Products identified in the Hyundai Product Addendum attached hereto which HMA, in its sole discretion, may revise from time to time; and

         To identify itself as an authorized Hyundai Dealer using Hyundai Marks in the promotion, sale and servicing of Hyundai Products and at the location(s) approved herein.

    DEALER accepts its appointment as an authorized Hyundai Dealer and agrees to:

         Conduct its business in a manner which will engender Customer confidence and satisfaction and reflect positively upon HMA;

         Effectively promote and sell Hyundai Products;

         Professionally service Hyundai Products; and

         Establish and maintain satisfactory dealership facilities at the location(s) approved by HMA.

2.  TERM OF THIS AGREEMENT

    This Agreement will become effective on the date it is executed by HMA and will continue in effect for a period of THREE (3) YEARS, unless terminated as provided herein. This Agreement may not be extended or renewed except in writing signed by the President and Executive Vice President of HMA.

3.  DEALER OWNERSHIP

    HMA enters into this Agreement in reliance upon the personal qualifications and representations of the persons identified below and upon DEALER's assurances that the following persons, and only the following persons, will be the Owner(s) of DEALER.
         NAME           ADDRESS             TITLE               OWNERSHIP
                                                                INTEREST
Fair Hyundai Corp.                                                 30%
-----------------------    --------------     ----------------   -------------
DiFeo Partnership, Inc.                                            70%
-----------------------    --------------     ----------------   -------------
-----------------------    --------------     ----------------   -------------
-----------------------    --------------     ----------------   -------------

4.  DEALER MANAGEMENT
    DEALER recognizes that the effective performance of its obligations hereunder requires that experienced DEALER management be actively involved at all times. HMA enters into this Agreement in reliance upon the qualifications of JAMES HETHERINGTON to manage DEALER's operations and upon DEALER's assurance that such person, and no other person, will at all times function as General Manager and be considered as Dealer Operator with complete authority to make all decisions on behalf of DEALER with respect to DEALER's operations. DEALER further agrees that the General Manager shall devote full time (100%) to the management of DEALER's operations.

5.  CHANGE IN DEALER OWNERSHIP OR MANAGEMENT

    This is a personal services agreement. HMA has entered into this Agreement in reliance upon DEALER's assurances of the active involvement of the Owners and General Manager identified herein in DEALER's operations. Accordingly, any change in ownership, regardless of the share or relationship between parties, or any change in General Manager, from the person(s) identified herein, requires the prior written consent of HMA, which HMA shall not unreasonably withhold.

6.  DEALER LOCATION

    DEALER is free to sell Hyundai Products to Customers wherever they may be located. However, in order for HMA to establish and maintain an effective network of authorized Hyundai Dealers for the sale and servicing of Hyundai Products and to maximize Customer convenience, HMA has approved the following facilities as the exclusive location(s) for the sale and servicing of Hyundai Products and for the display of Hyundai Marks:

HYUNDAI NEW VEHICLE SALES AND SHOWROOM           PARTS AND SERVICE
102D Federal Road                                Same
-------------------------------------------       ------------------------------
Danbury, CT 06813
-------------------------------------------       ------------------------------

SALES AND GENERAL OFFICES                        USED VEHICLE DISPLAY AND SALES
Same                                              Same
-------------------------------------------       ------------------------------
-------------------------------------------       ------------------------------
BODY AND PAINT
Same
-------------------------------------------       ------------------------------

    DEALER agrees not to display Hyundai Marks or to conduct any dealership operations, including the display, sale and/or service of Hyundai Products, at any location other than at the location(s) approved herein, without the prior written consent of HMA.

    Moreover, each location is approved only for the activity indicated. DEALER may not alter the activity of any location approved herein or otherwise use such location for any activities other than the approved activity, without the prior written consent of HMA.

7.  STANDARD PROVISIONS

    The HMA Dealer Sales and Service Agreement Standard Provisions are incorporated herein and made a part of this Agreement as if fully set forth herein.

8.  ADDITIONAL PROVISIONS

    In consideration of HMA's agreement to appoint DEALER as an authorized Hyundai Dealer, DEALER further agrees:

    Pursuant to Paragraph 12A of this Agreement, DEALER agrees to establish and maintain a dealership facility in accordance with HMA's minimum facility standards, as amended from time to time, and that such facility will at all times reflect a distinctive first-class appearance in common with all other authorized Hyundai dealers.

    DEALER further agrees to operate the Showroom facility, located at 102D Federal Road, in Danbury, Connecticut, exclusively for the display and sale of Hyundai products.

    DEALER acknowledges that HMA's approval of DEALER's current facility, does not, in any way, constitute a promise by HMA that it will sell DEALER any particular number of vehicles or an assurance by HMA that DEALER will achieve any particular level of sales, operate at a profit or realize any return on his investment. The actual profits to be realized will depend to a great extent on the management of the dealership, as well as on business and economic conditions. DEALER acknowledges that, as in any investment in competitive industry, there are no guarantees.

    DEALER is a General Partnership owned by two corporate entities known as Fair Hyundai Corp ("FAIR") (30%) and DiFeo Partnership, Inc. ("DIFEO") (70%) (collectively "Corporate Partners").

    DEALER has represented to HMA that no individual owner of FAIR holds a majority interest, i.e., more than 50% in FAIR, including, but not limited to, a majority of voting stock. By the signatures of its owners hereto, FAIR agrees that Samuel X. DiFeo has complete authority to make all decisions and enter into all commitments on behalf of all owners of FAIR and that HMA may rely completely on the authority of such person to do so.

    DEALER has further represented to HMA that DIFEO is 100% owned by a corporate entity known as EMCO Motor Holdings, Inc. ("EMCO"). A majority of all voting shares of EMCO are held by a corporate entity known as 21 International Holdings, Inc. ("TIHI"), and TIHI, in turn, is controlled by Marshall Cogan

 ("COGAN"), who owns a majority of all voting shares of TIHI. By his signature hereto, COGAN, on behalf of DIFEO, EMCO and TIHI, agrees that there will be no change in majority ownership of Corporate Partner, DIFEO, without the prior written consent of HMA.

    COGAN further acknowledges that TIHI is approved as an owner for investment purposes only and will not be active in the day-to-day management of DEALER's operations.

    Pursuant to Article 3, Paragraph 3.1 of the Partnership Agreement between DIFEO and FAIR, dated __________, 1992, the Executive Committee of DEALER shall have full and complete authority to make all day-to-day management decisions and enter into all commitments on behalf of DEALER. The following individuals are currently members of the Executive Committee of DEALER: Marshall Cogan, Erza P. Mager, Joseph C. Herman, Joseph C. DiFeo and Samuel X. DiFeo. HMA has entered into this Agreement with DEALER in reliance upon the personal qualifications and representation of, and assurances of the active involvement of, Samuel X. DiFeo in DEALER's management. The foregoing persons agree, individually and on behalf of the Executive Committee, to appoint Samuel X. DiFeo as Dealer Principal of DEALER with complete authority to make all decisions and enter into all commitments on behalf of all Corporate Partners and that HMA may rely completely on the authority of such person to do so. The foregoing persons also agree that there will be no change in Dealer Principal without the prior written consent of HMA. DEALER recognizes that failure to obtain such consent shall be grounds for termination under Paragraph 16 of this Dealer Agreement. Finally, DEALER acknowledges that the following persons are approved for investment purposes only and will not be active in the day-to-day management of DEALER's operations.

    DEALER acknowledges that in order to be approved as an operator, the following persons would have to apply separately to HMA for approval: Marshall Cogan and Erza Mager.

    DEALER recognizes that the obligations incurred herein are material terms of this Agreement. Failure to comply with any or all of the provisions shall be grounds for termination of this Agreement.

    HMA has established a minimum Net Working Capital requirement in order to ensure that there is sufficient capital available for the operation and growth of the dealership. DEALER's Net Working Capital needs may vary, however, DEALER must maintain the established minimum as set forth by HMA at all times.

    DEALER and HMA mutually agree that, as currently determined, it is necessary for the proper operation of DEALER's business that DEALER maintain a minimum of $212,519 in Net Working

Capital. As of the date this Agreement is executed, DEALER is substantially deficient in Net Working Capital.

9.  EXECUTION OF AGREEMENT

    This Agreement shall be valid and binding only if it is signed:

         On behalf of DEALER by a duly authorized person; and

         On behalf of HMA by the President, the Executive Vice President and the General and/or Regional Manager, if any, of HMA.

    By their signatures hereto, the parties agree to abide by the terms and conditions of this Agreement, including the Standard Provisions incorporated herein, in good faith and for their mutual benefit.

                   FAIR HYUNDAI PARTNERSHIP dba FAIR HYUNDAI
                                 (Dealer Entity Name)
DATE:    9/24/92   By:     /s/ illegible              Exec. Comm.
      -------------     ----------------------------  ---------------
                        Signature                        Title
DATE:    9/21/92   By:     /s/ illegible              LEO
      -------------     ----------------------------  ---------------
                        Signature                        Title
DATE:    9/21/92   By:     /s/ illegible              C.O.O.
      -------------     ----------------------------  ---------------
                         Signature                       Title
DATE:    9/23/92   By:     /s/ illegible              Exec. V.P.
      -------------     ----------------------------  ---------------
                         Signature                       Title
DATE:    9/21/92   By:     /s/ illegible              Exec. V.P.
      -------------     ----------------------------  ---------------
                         Signature                       Title
DATE:    9/21/92   By:     /s/ illegible              Exec. V.P.
      -------------     ----------------------------  ---------------
                         Signature                       Title
                   HYUNDAI MOTOR AMERICA
                                                      General Manager
DATE:    10/12/92  By:     /s/ illegible              Eastern Region
      -------------     ----------------------------  ---------------
                         Signature                       Title
DATE:    10/12/92  By:     /s/ illegible
      -------------     ----------------------------  ---------------
                         Signature                       Title
DATE:    10/12/92  By:     /s/ illegible
      -------------     ----------------------------  ---------------
                         Signature                       Title

                                   PRODUCT ADDENDUM
                                          TO
                                HYUNDAI MOTOR AMERICA
                          DEALER SALES AND SERVICE AGREEMENT


                                                     10/12/92
                                                  ----------------
                                                      Date


     Pursuant to Paragraph 1 of the Hyundai Motor America (HMA) Dealer Sales and Service Agreement, HMA grants DEALER the non-exclusive right to buy the Hyundai Products identified below:

                            Elantra, Excel, Scoupe, Sonata

and all parts, accessories and equipment for such vehicle(s).

     This Hyundai Product Addendum shall remain in effect unless and until superseded by a new Hyundai Product Addendum furnished by HMA.

                                     AMENDMENT TO
                      HYUNDAI DEALER SALES AND SERVICE AGREEMENT

     THIS AMENDMENT (the "Amendment") to the Hyundai Dealer Sales and Service Agreement, executed on 10/12/95 (the "Agreement"), is hereby made and entered into by and between Hyundai Motor America ("HMA") and FAIR HYUNDAI PARTNERSHIP ("Dealer").

     The parties desire to extend and modify the Agreement under the terms and conditions of this Amendment. In consideration of the mutual covenants herein contained, the parties agree to amend the Agreement, effective as of the date of execution of this Amendment, as follows:

    Paragraph 2 of the Agreement which provides:

    This Agreement will become effective on the date it is executed by HMA and will continue in effect for a period of 3 YEARS, unless terminated as provided therein. This Agreement may not be extended or renewed except in writing signed by the President and Executive Vice President of HMA.

    it is hereby amended to state:

    This Agreement will become effective on the date it is executed by HMA and will continue in effect for a period of 4 YEARS, unless terminated as provided herein. This Agreement may not be extended or renewed except in writing, signed by HMA.

     The terms and conditions of the Agreement, to the extent not modified herein, shall remain in full force and effect and shall continue to bind the parties hereto.

     HMA hereby covenants and agrees that the signature of the HMA representative below is an authorized representative of HMA as defined by the Agreement, paragraph 19(b).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date stated below.

         FAIR HYUNDAI PARTNERSHIP dba FAIR HYUNDAI
DATED:   9/25/95   By:     /s/ illegible         Chairman
       ------------     --------------------   ---------------
                             Name                  Title
         HYUNDAI MOTOR AMERICA
DATED:   9/29/95   By:     /s/illegible
       -----------      --------------------
                        General Manager
                   Region  Eastern
                           -----------------

                                     AMENDMENT TO
                      HYUNDAI DEALER SALES AND SERVICE AGREEMENT

           Hyundai Motor America ("HMA") and FAIR HYUNDAI PARTNERSHIP ("Dealer") hereby agree to amend Paragraph 6 of the Hyundai Dealer Sales and Service Agreement between HMA and Dealer which was executed by the President of HMA on OCTOBER 12, 1992 ("Current Agreement") as follows:

     Paragraph 6 of the Current Agreement which provides in pertinent part that

    HMA has approved the following facilities as the exclusive location(s) for the sale and servicing of Hyundai Products and for the display of Hyundai
    Marks:

HYUNDAI NEW VEHICLE SALES                        PARTS AND SERVICE
AND SHOWROOM
102 D Federal Road                               Same
------------------------------------------        ------------------------------
Danbury, CT 06813
------------------------------------------        ------------------------------
SALES AND GENERAL OFFICES                        USED VEHICLE DISPLAY AND SALES
Same                                                  Same
------------------------------------------        ------------------------------
------------------------------------------        ------------------------------

BODY AND PAINT
Same
------------------------------------------        ------------------------------

is hereby amended to state

    HMA has approved the following facilities as the exclusive location(s) for the sale and servicing of Hyundai Products and for the display of Hyundai
    Marks:

HYUNDAI NEW VEHICLE SALES                        PARTS AND SERVICE

AND SHOWROOM
100 C Federal Road                               Same
------------------------------------------        ------------------------------
Danbury, CT 06813
------------------------------------------        ------------------------------

SALES AND GENERAL OFFICES                        USED VEHICLE DISPLAY AND SALES
Same                                                  Same
------------------------------------------        ------------------------------
------------------------------------------        ------------------------------

BODY AND PAINT
Same
------------------------------------------
------------------------------------------

                                     AMENDMENT TO
                      HYUNDAI DEALER SALES AND SERVICE AGREEMENT

           Hyundai Motor America ("HMA") and FAIR HYUNDAI PARTNERSHIP ("DEALER") hereby agree to amend Paragraph 8 (Additional Provisions) of the Hyundai Dealer Sales and Service Agreement between HMA and DEALER which was executed by the President of HMA on OCTOBER 12, 1992 ("Current Agreement").

     The provisions of Paragraph 8 of the Current Agreement are hereby deleted in their entirety and are replaced by the following:

    HMA has entered into this Agreement based upon DEALER's promise to provide representation in the Hyundai/Isuzu facility, located at 100 C Federal Road, in Danbury, Connecticut.

    In recognition of his responsibilities hereunder, DEALER agrees to divide the showroom of the proposed facility, by means of a permanent barrier, and hereby agrees to provide exclusive representation for the display and sale of Hyundai products.

    In addition, DEALER agrees to relocate and install within 90 days of the execution of this Agreement the existing HP-100 Hyundai freestanding sign and one set each of 15" dealer name (DN-15) letters and 24" Hyundai (HL-24) letters.

    DEALER acknowledges that HMA's approval of DEALER's current facility, does not, in any way, constitute a promise by HMA that it will sell DEALER any particular number of vehicles or an assurance by HMA that DEALER will achieve any particular level of sales, operate at a profit or realize any return on his investment. The actual profits to be realized will depend to a great extent on the management of the dealership, as well as on business and economic conditions. DEALER acknowledges that, as in any investment in competitive industry, there are no guarantees.

    DEALER is a General Partnership owned by two corporate entities known as Fair Hyundai Corp. ("FAIR") (30%) and DiFeo Partnership, Inc. ("DIFEO") (70%) (collectively "Corporate Partners").

    DEALER has represented to HMA that no individual Owner of FAIR owns a majority interest, i.e., more than 50% in FAIR, including, but not limited to, a majority of voting stock. By the signatures of its Owners hereto, FAIR agrees that Samuel X. DiFeo has complete authority to make all decisions and enter into all commitments on behalf of all Owners of FAIR and that HMA may rely completely on the authority of such person to do so.

    DEALER has further represented to HMA that DIFEO is 100% owned by a corporate entity known as United Auto Group, Inc. ("UNITED"). A majority of all voting shares of UNITED are held by a corporate entity known as 21 International Holdings, Inc. ("TIHI) and TIHI, in turn is controlled by Marshall Cogan ("COGAN"), who owns a majority of all voting shares of TIHI. By his signature hereto, COGAN, on behalf of DIFEO, UNITED and TIHI, agrees that there will be no change in majority ownership of Corporate Partner, DIFEO, without the prior written consent of HMA.

    COGAN further acknowledges that TIHI is approved as an owner for investment purposes only and will not be active in the day-to-day management of DEALER's operations.

    Pursuant to Article 3, Paragraph 3.1 of the Partnership Agreement between DIFEO and FAIR, dated October 11, 1992, the Executive Committee of DEALER shall have full and complete authority to make all day-to-day management decisions and enter into all commitments on behalf of DEALER. The following individuals are currently members of the Executive Committee of
    DEALER: Marshall Cogan, Ezra P. Mager, Carl Spielvogel, Joseph C. DiFeo and Samuel X. DiFeo. HMA has entered into this Agreement with DEALER in reliance upon the personal qualifications and representation of, and assurances of the active involvement of, Samuel X. DiFeo in DEALER's management. HMA requires FAIR and DEALER to appoint a single individual to act as dealer principal with full and complete authority to make all management decisions. The foregoing persons agree, individually and on behalf of the Executive Committee, to appoint Samuel X. DiFeo as Dealer Principal of DEALER with complete authority to make all decisions and enter into all commitments on behalf of all Corporate Partners and that HMA may rely completely on the authority of such person to do so. The foregoing persons also agree that there will be no change in Dealer Principal without the prior written consent of HMA. DEALER recognizes that failure to obtain such consent shall be grounds for termination under Paragraph 16 of the Dealer Agreement.

    DEALER recognizes that the obligations incurred herein are material terms of this Agreement.

     The foregoing amendment shall be effective on the date executed by an authorized officer of HMA.


                   FAIR HYUNDAI PARTNERSHIP dba FAIR HYUNDAI
                                 (Dealer Entity Name)
DATE:         By:     /s/ Carl Spielvogel
     ---------    ------------------------------  -------------------
                   Signature                          Title
DATE:         By:     /s/ Marshall S. Cogan
     ---------    ------------------------------  -------------------
                   Signature                          Title
DATE:         By:     /s/ Jospeh D. DiFeo
     ---------    ------------------------------  -------------------
                   Signature                          Title
DATE:         By:     /s/ Samuel X. DiFeo
     ---------    ------------------------------  -------------------
                   Signature                          Title

APPROVED:
                   HYUNDAI MOTOR AMERICA
                                                      General Manager
DATE:    3/1/96    By:     /s/ Illegible              Eastern Region
      ------------      ----------------------------  ------------------
                             Signature                     Title
DATE:    3/10/96   By:     /s/ Illegible              E.V.P./C.O.O.
      ------------      ----------------------------  ------------------
                             Signature                     Title
DATE:    3/14      By:     /s/ Illegible
      ------------      ----------------------------  ------------------
                             Signature                     Title

                               AMENDMENT TO

                 HYUNDAI DEALER SALES AND SERVICE AGREEMENT

     Hyundai Motor America ("HMA") and Fair Hyundai Partnership ("DEALER") hereby agree to amend Paragraph 8 of the Hyundai Dealer Sales and Service Agreement between HMA and DEALER which was executed on October 12, 1992 and amended from time to time prior to the date hereof (the "Current Agreement").

                          W I T N E S S E T H:
                          - - - - - - - - - -

     WHEREAS, as of the date hereof, a majority of the partnership interests of DEALER are indirectly owned by United Auto Group, Inc. ("UNITED");

     WHEREAS, UNITED is contemplating an offering of shares of its capital stock to be registered pursuant to the Securities Act of 1933 (the "Public Offering");

     WHEREAS, in connection with the Public Offering, it is contemplated that UNITED will acquire indirect ownership of all the remaining partnership interests of DEALER; and

     WHEREAS, the parties hereto desire to amend the Current Agreement to permit the foregoing;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     Effective upon consummation of the Public Offering, the final six paragraphs of Section 8 of the Current Agreement shall be deleted and replaced with the following:

     DEALER is a general partnership owned by two corporate entities know as DiFeo Partnership, Inc. ("DPI") (70%) and UAG Northeast, Inc. ("UNI") (30%) (collectively, "Coorporate Parteners").

     DEALER has represented to HMA that each of the Corporate Partners is 100% owned by a corporate entity known as United Auto Group, Inc. ("UNITED"). UNITED is a publicly traded company in which no single entity or individual owns the majority of voting shares. UNITED furthur warrants that control of UNITED will be vested in a Board of Directors.

     Pursuant to this Agreement, UNITED shall appoint Samuel X. DiFeo as
     Dealer Operator of DEALER with complete authority to make all decisions and enter into all commitments on behalf of DEALER with respect to DEALER's operations, and HMA will rely completely on the authority of such person.

     UNITED and the Corporate Partners further agree that there will be no change in majority direct ownership of DEALER without prior written consent of HMA. DEALER recognizes that the failure to obtain such consent shall be grounds for termination under paragraph 16 of this Agreement.

     The foregoing amendment is agreed upon on the date executed by an authorized officer of HMA.

                                     FAIR HYUNDAI PARTNERSHIP

Date:                                By:
     ---------------                    ------------------------------
                                         Carl Spielvogel
                                         Member, Executive Committee

Date:                                By:
     ---------------                    ------------------------------
                                         Samuel X. DiFeo
                                         Member, Executive Committee


                                     DIFEO PARTNERSHIP, INC.


Date:                                By:
     ---------------                    ------------------------------
                                         Carl Spielvogel
                                         Chairman of the Board and
                                            Chief Executive Officer


                                     UAG NORTHEAST, INC.

Date:                                By:
     ---------------                    ------------------------------
                                         Carl Spielvogel
                                         Chairman of the Board and
                                            Chief Executive Officer


                                     UNITED AUTO GROUP, INC.


Date:                                By:
     ---------------                    ------------------------------
                                         Carl Spielvogel
                                         Chairman of the Board and
                                            Chief Executive Officer

APPROVED:



                                     HYUNDAI MOTOR AMERICA


Date:                                By:
     ---------------                    ------------------------------
                                         Name:
                                         Title:

Date:                                By:
     ---------------                    ------------------------------
                                         Name:
                                         Title:

Date:                                By:
     ---------------                    ------------------------------
                                         Name:
                                         Title:

                                  AMENDMENT TO

                   HYUNDAI DEALER SALES AND SERVICE AGREEMENT

               Hyundai Motor America ("HMA") and DIFEO HYUNDAI PARTNERSHIP ("Dealer") hereby agree to amend Paragraph 3 of the Hyundai Dealer Sales and Service Agreement between HMA and Dealer which was executed by the President of HMA on NOVEMBER 22, 1993 ("Current Agreement").

               Paragraph 3 of the Current Agreement which provides in pertinent part that only the following persons, will be the Owner(s) of DEALER.


                                                                   OWNERSHIP
           NAME                ADDRESS            TITLE            INTEREST


DiFeo Hyundai, Inc.                                                  30%
-------------------------   ----------------  ----------------  ---------------
DiFeo Partnership, Inc.                                              70%
-------------------------   ----------------  ----------------  ---------------

-------------------------   ----------------  ----------------  ---------------

-------------------------   ----------------  ----------------  ---------------




is hereby amended to state that only the following persons, will be the Owner(s) of DEALER.


                                                                   OWNERSHIP
           NAME                ADDRESS            TITLE            INTEREST


DiFeo Partnership, Inc.                                              70%
-------------------------   ----------------  ----------------  ---------------
UAG Northeast, Inc.                                                  30%
-------------------------   ----------------  ----------------  ---------------

-------------------------   ----------------  ----------------  ---------------

-------------------------   ----------------  ----------------  ---------------

                                  AMENDMENT TO
                   HYUNDAI DEALER SALES AND SERVICE AGREEMENT

     Hyundai Motor America ("HMA") and DIFEO HYUNDAI PARTNERSHIP ("DEALER") hereby agree to amend Paragraph 8 (Additional Provisions) of the Hyundai Dealer Sales and Service Agreement between HMA and DEALER which was executed by the President of HMA on NOVEMBER 22, 1993 ("Current Agreement").
The provisions of Paragraph 8 of the Current Agreement are hereby deleted in their entirety and are replaced by the following:

          HMA has entered into this Agreement based upon DEALER's promise to provide representation in the current Hyundai/Chrysler-Plymouth/Jeep-Eagle facility, located at Route 440 at Hudson Mall in Jersey City, New Jersey. DEALER acknowledges that its decision to combine its Hyundai, Chrysler-Plymouth and Jeep-Eagle dealership operations, including the Showroom facility, substantially reduces the space available for representation of the Hyundai franchise.

          DEALER acknowledges that Jersey City, New Jersey is part of the larger Newark, New Jersey metro market area. DEALER further acknowledges that it is HMA's policy to require exclusive sales representation in metro market areas.

          In recognition of his responsibilities hereunder, DEALER has divided the existing Hyundai/Chrysler-Plymouth/Jeep-Eagle facility, in a manner acceptable to HMA, and hereby agrees to provide exclusive representation for the display and sale of Hyundai products, including a minimum of four (4) Hyundai vehicles, in the resulting 1,600 sq. ft. Showroom. DEALER acknowledges, however, that the divided Showroom does not meet HMA's minimum facility requirements.

          DEALER acknowledges that HMA's approval of DEALER's current facility, does not, in any way, constitute a promise by HMA that it will sell DEALER any particular number of vehicles or an assurance by HMA that DEALER will achieve any particular level of sales, operate at a profit or realize any return on his investment. The actual profits to be realized will depend to a great extent on the management of the dealership, as well as on business and economic conditions. DEALER acknowledges that, as in any investment in competitive industry, there are no guarantees.

          DEALER is a general partnership collectively owned 100% by two corporate entities known as DiFeo Partnership, Inc. ("DPI") and UAG Northeast, Inc. ("UNI) (collectively "Corporate Partners").

          DEALER has represented to HMA that each of the Corporate Partners is 100% owned by a corporate entity known as United Auto Group, Inc. ("UNITED"). UNITED is a publicly traded company in which no single entity or individual owns the majority of voting shares. UNITED further warrants that control of UNITED will be vested in a Board of Directors.

          Pursuant to this Agreement, UNITED, through its Board of Directors, shall appoint Joseph C. DiFeo as dealer principal of DEALER with complete authority to make all decisions and enter into all commitments on behalf of DEALER, and HMA will rely completely on the authority of such person. UNITED agrees that the foregoing person shall not be changed as dealer principal without the prior written consent of HMA. UNITED and the Corporate Partners further agree that there will be no change in majority direct ownership of DEALER without prior written consent of HMA. DEALER recognizes that the failure to obtain such consent shall be grounds for termination under Paragraph 16 of this Dealer Agreement.

          DEALER recognizes that the obligations incurred herein are material terms of this Agreement.

     The foregoing amendment shall be effective on the date executed by an authorized officer of HMA.

                   DiFeo Hyundai Partnership dba DiFeo Hyundai
                              (Dealer Entity Name)



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APPROVED:


                              HYUNDAI MOTOR AMERICA

                                                            General Manager
DATE:                         By: /s/ Illegible             Eastern Region
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